UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 20, 2021

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 30, 2021, Pinnacle West Capital Corporation (the “Company”), in further alignment with its focus on costs, will be eliminating the Chief Administrative Officer position. With the elimination of this position, James R. Hatfield, Chief Administrative Officer of the Company, will be transitioning to the role of Advisor to the Chief Executive Officer. Mr. Hatfield’s duties and responsibilities will be determined by the Company’s Chief Executive Officer. In connection with this transition, Mr. Hatfield and the Company entered into a Transition and Separation Agreement (the “Agreement”), and he will separate his employment from the Company effective December 31, 2021 (the “Separation Date”). Mr. Hatfield will continue to receive his current annual base salary of $700,000 until the Separation Date and he will be eligible to receive a 2021 incentive award under the Arizona Public Service Company 2021 Annual Incentive Award Plan. In consideration of Mr. Hatfield remaining employed with the Company until the Separation Date and provided Mr. Hatfield complies with the restrictions, covenants, and all other obligations set forth in the Agreement, within 15 days after the Separation Date, the Company will pay Mr. Hatfield a lump sum separation payment in the amount of $750,000.

The foregoing description of the terms of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Form 8-K, and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

10.1	Pinnacle West Arizona Public Service Company	Transition and Separation Agreement

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated:August 24, 2021	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated:August 24 2021	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer